UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 26, 2005

Commission file No. 33-24483NY

                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
------------------------       ----------------------     ----------------------
(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)


                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address


           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                ------------------------------------------------
                           Principal Place of Business


                                 1-877-723-6315
                ------------------------------------------------
                          Registrant's Telephone Number



-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATAEMENTS


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) Previous Account

On January 25, 2005 The Board of Directors of Global Environmental Energy Corp ("Company") decided not to re-engage Berkovits, Lago & Company, LLP ("BLC") as the independent certified public accountings for the Company.

BLC previously audited the Company's consolidate financial statements for the fiscal years ended May 31, 2004 and May 31, 2003. BLC reports on the consolidated financial statements of the company for the years ended May 31, 2004 and May 31, 2003 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but did include an explanatory paragraph for such periods relating to the Company's ability to continue as a "going concern"

In connection with its audits of the Company's financial statements for the prior fiscal years and through January 25, 2005, the Company has no disagreement with BLC or any matter of accounting principals or practices, financial statement disclosures or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of BLC, would have caused BLC to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements of the prior fiscal years and through January 25, 2005.

A Letter dated January 25, 2005 is attached as Exhibit 16.1 to this Form 8-K Current Report


     (b) New Independent Account

The Company's Board of Directors chose Kempisty & Company Certified Public Accountants P. C 15 located at Maiden Lane, Suite 2002 New York, New York 10038, as the successor independent certified public accounting firm to be engaged effective January 25, 2005 Prior to engaging Kempisty & Company neither the Company nor anyone acting principles to specific completed or completed transaction, nor the type of audit opinion that might render on the Company's financial statements, an no written or oral advise was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.





SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

16.1 Letter from Berkovits, Lago & Company LLP dated to the Securities and Exchange Commission Berkovits, Lago & Company, LLP Certified Public Accountants and Consultants January 25, 2005
-----------------------
*    Filed herewith



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp


By: /s/Dr. CA McCormack
--------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.